                                                                    EXHIBIT 99.2

                            CJD & ASSOCIATES, L.L.C.

                            UNAUDITED BALANCE SHEETS

                             JUNE 30, 2002 AND 2001

                                     ASSETS

CURRENT ASSETS                                                              2002                        2001
                                                                            ----                        ----
     Cash                                                                $   33,411                  $   298,279
     Accounts Receivable                                                  3,013,496                    1,503,403
     Other Receivables                                                       25,386                       18,109
     Securities                                                                  --                        6,047
     Prepaid Expenses                                                         9,127                        2,812
                                                                         ----------                  -----------
        TOTAL CURRENT ASSETS                                              3,081,420                    1,828,650
                                                                         ----------                  -----------
PROPERTY AND EQUIPMENT
     Cost                                                                   278,801                      191,739
     Less: Accumulated Depreciation                                        (170,754)                     (98,088)
                                                                         ----------                  -----------
        NET PROPERTY AND EQUIPMENT                                          108,047                       93,651
                                                                         ----------                  -----------
OTHER ASSETS
     Expiration Rights                                                      195,463                      195,463
     Less: Accumulated Amortization                                         (65,155)                     (52,124)
                                                                         ----------                  -----------
        NET OTHER ASSETS                                                    130,308                      143,339
                                                                         ----------                  -----------
TOTAL ASSETS                                                             $3,319,775                  $ 2,065,640
                                                                         ==========                  ===========
                       LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
     Accounts Payable                                                    $  271,330                   $   92,366
     Premiums Payable to Insurance Companies                              2,369,189                    1,545,652
     Deferred Income                                                          7,755                       17,191
     Accrued Commission Refund                                               63,464                       36,351
     Current Maturities of Long-Term Debt                                        --                      137,648
                                                                         ----------                  -----------
        TOTAL CURRENT LIABILITIES                                         2,711,738                    1,829,208

NON-CURRENT LIABILITIES
     Notes Payable                                                               --                           --
                                                                         ----------                  -----------
        TOTAL LIABILITIES                                                 2,711,738                    1,829,208

MEMBERS' EQUITY                                                             608,037                      236,432
                                                                         ----------                  -----------
TOTAL LIABILITIES AND MEMBERS' EQUITY                                    $3,319,775                  $ 2,065,640
                                                                         ==========                  ===========

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                            CJD & ASSOCIATES, L.L.C.

                   UNAUDITED STATEMENTS OF INCOME AND MEMBERS'

               EQUITY FOR THE PERIOD ENDED JUNE 30, 2002 AND 2001


OPERATING INCOME                                                    2002                        2001
                                                                  ------------                ------------
     Insurance commissions                                        $  2,036,444                $  1,267,445
     Policy fee income                                                 129,387                      78,653
     Other income                                                       80,546                      18,187
                                                                  ------------                ------------
        TOTAL OPERATING INCOME                                       2,246,377                   1,364,285
                                                                  ------------                ------------
OPERATING EXPENSES
     Commission expense                                                804,449                     471,274
     Payroll expense                                                   443,723                     295,189
     Depreciation and amortization                                      55,866                      23,972
     Other operating expenses                                          297,819                     217,107
                                                                  ------------                ------------
        TOTAL OPERATING EXPENSES                                     1,601,857                   1,007,542
                                                                  ------------                ------------
INCOME FROM OPERATIONS                                                 644,520                     356,743
                                                                  ------------                ------------
OTHER INCOME (EXPENSES)
     Interest income                                                    62,232                       9,424
     Interest expense                                                   (1,685)                     (5,680)
                                                                  ------------                ------------
        TOTAL OTHER INCOME (EXPENSES)                                   60,547                       3,744
                                                                  ------------                ------------
NET INCOME                                                             705,067                     360,487

MEMBERS' EQUITY AT BEGINNING OF YEAR                                   481,465                      79,946

MEMBERS' DISTRIBUTIONS                                                (578,495)                   (204,001)
                                                                  ------------                ------------
MEMBERS' EQUITY AT END OF  PERIOD                                 $    608,037                $    236,432
                                                                  ============                ============


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                            CJD & ASSOCIATES, L.L.C.

                       UNAUDITED STATEMENTS OF CASH FLOWS

                       YEARS ENDED JUNE 30, 2002 AND 2001


                                                                     2002                        2001
                                                                     ----                        ----
CASH FLOWS FROM OPERATING ACTIVITIES:

     NET INCOME                                                     $   705,067                 $   360,487

ADJUSTMENTS TO RECONCILE NET INCOME TO
 NET CASH FLOWS FROM OPERATING ACTIVITIES:

     Depreciation                                                        49,351                      17,457
     Amortization                                                         6,516                       6,516

     (Increase) decrease in:
        Accounts receivable                                            (807,914)                   (106,793)
        Other receivable                                                    798                      (2,771)
        Securities                                                        6,047                      (3,632)
        Prepaid expenses                                                  3,299                       4,250
     Increase (decrease) in:
        Accounts payable                                                 26,155                     (59,264)
        Premiums payable to insurance companies                         388,250                     278,087
        Deferred income                                                 (24,100)                       (813)
        Accrued Commission Refund                                        20,186                       6,927
                                                                    -----------                 -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                               373,655                     500,451
                                                                    -----------                 -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash payments for property and equipment                           (52,870)                    (26,193)
     Cash proceeds from sale of property and equipment                       --                          --
                                                                    -----------                 -----------
NET CASH USED IN INVESTING ACTIVITIES                                   (52,870)                    (26,193)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Debt reduction                                                     (96,941)                    (38,730)
     Members' distributions                                            (578,495)                   (204,001)
                                                                    -----------                 -----------
NET CASH USED IN FINANCING ACTIVITIES                                  (675,436)                   (242,731)
                                                                    -----------                 -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                   (354,651)                    231,527

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                          388,062                      66,752
                                                                    -----------                 -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                            $    33,411                 $   298,279
                                                                    ===========                 ===========
CASH PAID FOR INTEREST                                              $     1,685                 $     5,680
                                                                    ===========                 ===========


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